SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





        Date of Report (Date of earliest event reported): August 31, 1998


                          Powerhouse Technologies, Inc.
             (Exact name of registrant as specified in its charter)



 Delaware                         0-19322                    81-0470853
 (State or other                  (Commission                (I.R.S. Employer
 jurisdiction                     File Number)               Identification No.)
 of incorporation)



            115 Perimeter Center Place, Suite 911, Atlanta, GA 30346
              (Address of principal executive offices and zip code)


                                 (770) 481-1800
              (Registrant's telephone number, including area code)

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Item 5.  Other Events
         ------------

     Pursuant to a letter agreement with U.S. Bank National Association, fka First Bank National Association, the Company's existing credit facility has been extended through October 31, 1998. The Company previously announced on August 19, 1998, that it has received a $100 Million credit facility arranged and syndicated by Lehman Brothers, Inc., the closing of which is contingent upon completion of definitive agreements.




Item 7.  Financial Statements and Exhibits
         ---------------------------------

      (c)  Exhibits.

             Exhibit 99.1       Letter Amendment dated August 19, 1998





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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    POWERHOUSE TECHNOLOGIES, INC.



Date:  September 2, 1998            /s/ Janet M. Bjork
                                    -------------------
                                      JANET M. BJORK
                                    Assistant Secretary
                                    (authorized to sign on behalf of Registrant)



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                                  EXHIBIT INDEX


Exhibit                                                                    Page
Number   Description                                                      Number
------   -----------                                                      ------


99.1     Letter Amendment between Powerhouse Technologies, Inc.              5
         and U.S. Bank National Association dated August 19, 1998


                                       4